

exactus

COMPLIANCE AND SCALABILITY FOR MASS MARKET ADOPTION

JUNE, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements. You can identify forward-looking statements in this presentation by use of the words “potential,” “expect,” “anticipate,” “target” and similar terminology. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets for future development and/or otherwise are not statements of historical fact. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. Such risks and uncertainties include, but are not limited to, the impact of competitive products, regulatory uncertainty, the risk that our products could be regulated or banned by the US Food and Drug Administration, the ability to meet customer demand, supply or product, production and processing delays, the ability to manage growth, acquisitions of technology, equipment, or human resources, the ability to access new capital, the effect of economic business conditions, and the ability to attract and retain skilled personnel. We are not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

This presentation is for informational purposes and nothing contained herein is an offer to sell or a solicitation of an offer to buy any securities, and may not be relied upon in connection with the purchase or sale of any security. Any offering or solicitation will be made only to qualified prospective investors pursuant to an offering memorandum and subscription documents, all of which should be read in their entirety.

BUILDING A TRUSTED HEMP DERIVATIVES PLATFORM

- Consolidate the supply chain through acquiring farms, processors, and consumer brands
- Educate consumers and brands alike to be recognized as the thought leader in the space
- Develop hemp-derived specialty ingredients and finished products
- Supply USDA compliant feminized genetics, organically farmed material, and CGMP manufacturing
- Independent laboratory tested products
- Traceability from cultivation to end consumer product

MARKET FACTS

- OTCQB SYMBOL: EXDI
- Market cap ~$5 million[1]

1: Based closing share price of $0.11 on June 19, 2020 and 48,986,825 shares outstanding as of February 1, 2020.

FEDERAL LEGALIZATION OF HEMP

- **2018 Farm Bill legalized hemp*, shifts hemp production regulation from the Drug Enforcement Agency (DEA) to the United States Department of Agriculture (USDA) at the Federal Level**

- Significant growth catalyst for industry
- Industrial hemp and its byproducts are not included in the Controlled Substances Act (CSA)
- Hemp now regulated as an agricultural commodity
- Defined as Cannabis Sativa with less than 0.3% THC (delta-9 tetrahydrocannabinol)
- U.S. federal law protects sale of hemp derived CBD

* State regulation of CBD still permitted

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US HEMP-DERIVED CBD MARKET FORECAST

Hemp-derived CBD has been gaining huge momentum…We believe the hemp CBD market is going to skyrocket and is here to stay.[2]

2: The Brightfield Group, February 26, 2019



Hemp CBD Market Forecast
The Brightfield Group, September 2018
Estimated Market Size in Billions USD
$20
$15
$10
$5
$0
'17
'18
'19
'20
'21
'22

EXPERIENCE IN WELLNESS, HEALTH & FARMING



EMILIANO ALOI

INTERIM CEO

Co-founder of Ceed2Med Agro-industrial supply and market development expertise. Co-sponsored research programs for Stevia and Aloe Vera in 2012.



DEREK DU CHESNE

PRESIDENT

A brand management professional who has built iconic companies in the hemp industry. Generated over $50M in 2019 revenues through strategic, tactical and operational leadership, designing, developing and deploying companies' agendas and exceeding milestones.



ANDREW L. JOHNSON

CHIEF STRATEGY OFFICER

Eight years of experience in working with management on corporate finance and investor relations, including five years at a nutraceutical company that raised over $50M without an investment bank.



KENNETH E. PUZDER

CHIEF FINANCIAL OFFICER

Twenty-plus years of business development, diversified financial and accounting experience including KPMG.

GenCanna

LOMA NEGRA

EcoGen LABORATORIES

HEALING VENTURES

ChromaDex.

SIDOTI & COMPANY LLC

Arby's

Panera BREAD

TIMELINE & MILESTONES

FY 2019 ✓

- Completed first harvest, drying and initiated extraction.
- Completed first round of institutional financing.
- Hemp market transformation and shift of maturity stage

Q1 2020 ✓

- Transformation into customer relationship platform aggregating existing supply chain factors
- Launch Ingredient Supply Division
- Implement cloud and app-based CRM
- Complete supply agreements in ingredients, genetics, and white label production

Q2 2020

- Launch Genetics Division
- Complete processing of 2019 harvest.
- Launch White Label Division
- Expand commercial team (Project managers + CA Office)
- Complete board transition

Q3 2020

- Commence M&A Strategy
- Develop 'House of Brands' concept of niche brands
- Expand sales and distribution network
- Forge supply relationships with genetics clients / processing partners

Q4 2020

- Continue M&A strategy directed to productive units, distribution channels, and/or key brands
- Global growth strategy (LatAm, EU)

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200 ACRE INDUSTRIAL HEMP FARM

- Two Industrial Hemp Farms in Oregon
  - Controlling ownership stake (50.1%)
  - Superior seed genetics
  - Purchased the rights for 100% of the 2019 harvest
- Organic and Proprietary Farming Techniques
  - All-natural processes and products
  - Top flower harvest for sale in early fall
  - Harvest late fall
- Manufacturing & Production
  - Proprietary drying technology
  - Manufacturing in GMP compliant facilities
  - Isolate, distillate and consumer products

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TRACEABILITY FROM CULTIVATION TO CONSUMER

Certified Genetics
- Test & Analysis

All-Natural Cultivation
- Test & Analysis

Harvest
- Test & Analysis

Drying & Flower Processing
- Test & Analysis

GMP Extraction
- Test & Analysis

GMP Formulations & Manufacturing
- Test & Analysis

Building trust with full transparency through entire path to market

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SPECIALTY INGREDIENTS

- Exactus is at the forefront of product development for the beverage, food, pets, cosmetics, wellness, and pharmaceutical industries.
- Isolates, Distillates, and Water-Soluble
    - CBD
    - CBG
    - CBN
    - CBC
- Isolate, Broad/Full-Spectrum Liquid/Powder Options

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GENETICS

- With over 20 years of experience in agriculture, Exactus is equipped to advise farmers, helping them determine which genetics in the Exactus seed catalog will be superior for each region and farming methodology they are growing in.
- USDA compliant feminized hemp seeds
  - CBD
  - CBG
- High profitability
- Develops supply opportunities with no farming risk

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YOUR BRAND HERE
YOUR BRAND HERE
CBD BODY CREAM
YOUR BRAND HERE
YOUR BRAND HERE
CBD NIGHT CREAM

WHITE LABEL / FINISHED PRODUCTS

- **High Scalability**
- **Fully Outsourced Production**
- **Develops Network of Acquisition Targets**
- **High Volumes & High Margins**
- Formulated Capsules (Softgels, Capsules, Tablets)
- Infused Oils (Tinctures)
- Topicals / Skin Care
- Aromatherapy / Bath products
- Pet Products

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FULL TRANSPARENCY

- Product Description
- Product Technical Specifications
- Certificate of Analysis of Product
- Active Ingredient Technical Specifications
- Active Ingredient Third-Party CoA
- Strain and Batch Flower Specifications
- Strain and Batch Third-Party CoA
- Materials Safety Data Sheet (MSDS)

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INDUSTRY EVOLUTION

2014

- 2014 U.S. Hemp Farm Bill
- Pilot/Research Programs

2015

- CO / KY Programs
- Unreliable processes
- Search for permits

2016

- Market acceptance
- First brands
- Search for purity/quality

2017

- Online sales channels
- First differentiated products
- Search for efficiency

2018

- Scale farming methods
- Segmented / targeted brands
- Search for vertical integration

2019

- Enactment of 2018 U.S. Farm Bill
- Mainstream media and retail
- Search for mass distribution

2020

- Big Food industrial structure
- Specialty products
- Search for consolidation of key supply chain factors

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GROWTH STRATEGY

Developing a Hemp-derived Ecosystem Supported By Best-in-Class Industry Practices

GROWTH DRIVERS

- Launch Genetics Division
- Solidify Co-Packer Manufacturing Agreements
- Expand Product Portfolio
- Marketing & Brand Developments
- Create User Portal
- Launch Quick Start White Label Division
- Google's Jumpstart Program
- Media Buys
- PR
- Develop Specialty Ingredient Supply
- Looking to Acquire Distressed Assets Including Processing and Brands
- Build Sales Team and Affiliate Network
- Expand Distribution

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THE PLAN: SCALING A HEMP-DERIVED SPECIALTY INGREDIENTS ECOSYSTEM

- Acquire targeted consumer-facing brands for distribution across various channels
  - E-commerce (D2C)
  - Wholesale (B2B)
  - Big-box retail distribution
- Build brand awareness
  - Specialty ingredients education
  - Innovative product development
  - Industry leading supply chain for transparency and safety

DISTRIBUTION CHANNELS

- **Wholesale distribution**
- **Acquire retail distribution** channels
- **D2C and B2B digital media campaigns** to directly engage with end users and retailers
- Streamlining **E-commerce platform** and developing an **Amazon portal** by our highly experienced team with track record of successful algorithm-based sales in similar sectors
- Target **pharmacy** sales of hemp derived consumables with high-end hemp-derived products

CBD Distribution Channels


5%
14%
21%
60%
INTERNET/OTHER
SMOKE SHOPS
NATURAL & SPECIALTY RETAIL
PRACTITIONER
PHARMA
MASS MARKET RETAIL

Online | Smoke Shop | Natural Retailer | Wellness Practitioner | Pharma | Mass Market

Source: New Frontiers Data Report

Build a House of Brands Supported by Exactus' Quality

Strategy: Develop and acquire brands to service under the Exactus ecosystem supported by our standards of quality and compliance

- Develop products from our compliant full spectrum of whole plant extract distillates (broad spectrum of cannabinoids with THC<0.3%), isolates (pure cannabinoids) and nano-technology water dispersible specialty ingredients
- Trusted quality assurance from ISO Certified third party lab testing and GMP manufacturing for all of our cannabinoid products
- Full traceability from seed to the finished product to build brand strength and ensure product safety

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Exactus stands for
Quality, Transparency, Traceability
to WHO and GMP Standards

MEDICAL DELIVERY SYSTEMS

On Nov. 20th, 2019 Exactus signed a Supply & Distribution agreement with Canntab Therapeutics Inc. to produce immediate and extended release tablets.

13 Patents Pending in the United States and Canada covering our proprietary processes and hard pill formulations for:

- **Extended Release**
- **Sustained Release**
- **Immediate Release**
- **Modified-Release Multi-Layer**
- **Flash-Melt**
- **Bi-Layered**

Hard pill formulations will include a variety of hemp derived cannabinoids for precise delivery in instant release, extended release and oral disintegrating tablet solutions, to be distributed throughout the United States.

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GROWTH OPPORTUNITIES

Potential Near-Term Sources of Cash

- Sales of hemp-derived specialty ingredients
- Genetics sales
- White label sales

Targeted Expenditures to Support Growth

- Build-out of senior management team
- Increase salesforce
- New product and brand development

Summary Balance Sheet

	December 31, 2019
Cash	$18,405
Current Assets	2,429,235
Total Assets	9,799,277
Current Liabilities	1,442,409
Total Liabilities	6,117,431

- Dec. 4th announced closing of $2mm convertible note.
- Q1 2020, received purchase orders for approximately $900,000

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INVESTMENT SUMMARY

- Controlling ownership in industrial hemp farms **assures control and access** to high quality hemp supply for commercialization
- **Full control from seed to market** provides product quality control and supports brand strength
- Generating **revenue in Q1 of 2020** from distribution of a full line of hemp-derived products through multiple verticals
- Servicing **industry leading brands** and influencers with the Exactus supply chain and proprietary product development
- **Consolidating and integrating** productive segment leaders while building on customer and distribution relationships

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At Exactus, we are committed to excellence and it is our goal to standardize the industry with consistency, quality, and transparency.

For further information contact:

Andrew Johnson, Chief Strategy Officer
Email ajohnson@exactusinc.com


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Appendix Slides

BOARD OF DIRECTORS

JULIAN PITTAM

Chairman

- Mr. Pittam started his career at Bankers Trust in sales and trading in Hong Kong and Singapore before returning to London to work for Lehman Brothers in 1999 where he was an Investment Banker until 2005.
- Head of EMEA for ENSO Financial until 2016 when it was sold to ICAP.
- Partner and Managing Director of Data Explorers where he grew the business exponentially in six years until it was sold to Markit.
- Julian has since become a Non-Executive Director of a number of companies and is an early stage investor in companies that can demonstrate a great idea but lack finance or business experience.

DANIEL ALBERTTIS

Independent Director

- Managing Director at The Kannico Agency, a global advisory firm focused on the nonprofit and philanthropic sectors.
- Previously, he held various management roles over the course of 13 years for some of the nation's largest financial institutions with the last 6 as a senior banker at JP Morgan Chase.

DEREK DU CHESNE

Director

- Derek Du Chesne serves as President & Chief Growth Officer of Exactus.
- Prior to joining Exactus as Chief Growth Officer, Derek was responsible for over $50 million in revenue at his previous company EcoGen Laboratories.

JOHN PRICE

Independent Director

- John Price currently serves as Chief Financial Officer, Treasurer and Secretary of SCWorx Corp., a publicly-traded provider of data normalization, application interoperability and big data analytics within the healthcare provider market.
- Previously, Mr. Price was Chief Financial Officer of MusclePharm Corporation, a publicly-traded nutritional supplement company.

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BOARD OF DIRECTORS - Continued

JUSTIN VILES

Independent Director

- Justin Viles is the Founder and Director of Innovation at Rokt where he drives innovation across the Rokt product catalog, forming world-class global partnerships.
- Prior to Rokt Justin was the Head of Content Acquisition for Australia and New Zealand at Google/YouTube where he was responsible for launching Google video and YouTube in the Australian and NZ marketplace partnering with leading broadcasters and production companies

KENNETH E. PUZDER

Director

- Kenneth E. Puzder serves as CFO of Exactus Inc.
- Prior to joining Exactus as the company's CFO, Ken served as the CFO of Ceed2med, LLC and brings with him a strong background in the hemp industry.
- Previously, Ken has served as the Controller for Panera Bread Company, President and Board Member of Panera Enterprises, VP of Accounting and Finance for Arby's Restaurant Group and CFO of AFA Service Corporation.

LARRY WERT

Independent Director

- President of Tribune Media, the nation's largest local broadcast group.
- Since Tribune was acquired in September 2019, Larry has been working in the Healthcare, Spirits, and Media industries.
- Previously, Larry held the positions of President and General Manager at WMAQ-TV, an NBC owned and operated station.
- Prior, Mr. Wert was President of The LOOP AM/FM, where he helped build Evergreen Media into the nation's #2 largest radio Group, which was acquired by Clear Channel in 1998.

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